Exploiting Unconventional Gas Reservoirs in the Antrim and New Albany Shales

AOG Investor Presentation

March 8, 2007

Disclaimer

In this slide presentation, statements regarding our goals and objectives, our expected methods of operation and development strategies, our expected and potential production volumes, the amount of potential reserves and drilling locations, the timing of drilling activities, when wells will begin producing, how many wells will be drilled, potential new development theatres, the spacing of wells, drilling and operating costs, and other statements that are not historical facts, contain predictions, estimates and other Forward-Looking Statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved. Important factors that could cause our actual results to differ materially from those included in the Forward-Looking Statements include the timing and extent of changes in commodity prices for oil and gas, changes in market demand, drilling and operating risks, the availability of drilling rigs, uncertainties about the estimates of reserves, the availability of transportation pipelines, changes in laws or government regulations, unforeseen engineering and mechanical or technological difficulties in drilling and operating the wells, operating hazards, weather related delays, the loss of existing credit facilities, availability of capital, and other risks more fully described in our filings with the Securities and Exchange Commission, including Form SB-2 filed November 1, 2006. We may also change our business focus as new opportunities arise. All Forward-Looking Statements contained in this presentation, including any forecasts and estimates, are based on management's outlook only as of the date of this presentation and we undertake no obligation to update or revise these Forward-Looking Statements, whether as a result of subsequent developments or otherwise.

Key Investment Highlights

- Focused on two onshore unconventional shale plays
  - Established play – Antrim Shale
  - Early-stage play – New Albany Shale
- Over 689,000 net acres assembled
  - Multi-year drilling inventory
  - Resource potential exceeds 2.5 Tcfe
- Acreage aggregation complete… "Let's make gas!"
  - Drilling activity will double in 2007
  - 228 net wells (410 gross) budgeted with 140+ Bcfe of potential reserve adds
- Extensive operating experience in Antrim and New Albany Shale plays
  - Average operating manager has 24+ years of experience in oil and gas
- Use of leading-edge technologies increases recoveries and drives returns
- Strong management / shareholder alignment
  - Officers and Directors own 10% of shares; 73% of which is locked-up through 10/31/08

Map of Operations


Antrim Shale
New Albany Shale
Michigan
Indiana
Ohio
Kentucky

- The Antrim Shale provides 820 Bcfe in potential reserve
  - Characterized by low development risk
  - Shallow, blanket formation (depth of 300-1,800')
  - Primarily biogenic, water-laden shale
  - Extensively drilled (nearly 9,000 wells currently in production) with an average historical success rate of 95%
  - Over 50 years of natural gas production history
- The New Albany Shale provides 1,669 Bcfe in potential reserve
  - Similar characterization as Antrim Shale
  - Shallow, blanket formation (depth of 600-5,000')
  - Combination of biogenic and thermogenic shales
  - Over 100 years of natural gas production history

Aurora Overview

Portfolio Highlights

- Total Net Acres: 689,891
- Total Proved Reserves: 153.45 Bcfe
  - % Proved Developed: 69%
- Resource Potential: 2.6 Tcfe
- Net Average Daily Prod. (Q4 06): 7,300 mcfe/d
- 2007 Targets:
  - Net Wells to Drill: 228
  - % of Net Wells to Operate: 69%
  - Net Proved Reserves to Add: 140 Bcfe

Net Acreage by Area



Other, 8%
Antrim Shale, 20%
New Albany Shale, 72%

2007 Drilling Plan

Play/Trend	Location	Gross Wells Projected to Be Drilled	Net Wells Projected to Be Drilled	Net Capital Expenditure Budget ($M)
Antrim Shale	Michigan	285	168	$54.8
New Albany Shale	Indiana/Kentucky	106	43	36.6
Other	Various	19	17	14.2
Total		410	228	$105.6

*Unless otherwise noted, all amounts are shown as of 12/31/06.

Experienced Leadership

William Deneau
CEO & President
23 Years

- **John Miller** — **Vice President Business Development** — ***19 Years***
- **Thomas Tucker** — **Vice President Exploration** — ***26 Years***
- **John Guoynes** — **Director Production** — ***26 Years***
- **Ron Huff** — **Chief Financial Officer** — ***28 Years***

Operational Team

- Operational managers have an average of 24 years of experience in the oil and gas business
- Shareholder / Management / Employee alignment
  - Officers and Directors own over 10% of common stock

Antrim Shale – Development Stage

Portfolio Highlights

- Net Acreage: 154,643
- Total Proved Reserves: 150 Bcfe
  - % Proved Developed: 70%
- Net Average Daily Prod. (Q4 06) 6,448 mcfe/d
- 2007 Targets:
  - Net Wells to Drill: 168
  - Net Proved Reserves to Add: 89 Bcfe
  - Projected F&D Cost(1): $0.77

Antrim Shale Operations


Delta
Schoolcraft
Mackinac
Michigan Antrim Shale Play
Emmet
Cheboygan
Presque Isle
Charlevoix
Antrim
Otsego
Montmorency
Alpena
Lake Michigan
Leelanau
Benzie
Grand Traverse
Kalkaska
Crawford
Oscoda
Alcona
Lake Huron

Resource Potential

Play/Trend	Location	Net Potential Locations	Reserve adds per Location (Bcfe)	Resource Potential (Bcfe)
Antrim Shale	Michigan	1,546	0.53	820

Items of Note

- Market Pricing: NYMEX +/- $0.05
- Hedges:
  - 5,000 MMBtu/day @ $8.59 through March 2007
  - 7,000 MMBtu/day @ average floor of $8.59 from April 2007 through December 2008

*Unless otherwise noted, all amounts are shown as of 12/31/06.
(1)Includes estimated impact of Net Revenue Interest.

Targeted Antrim Shale Economics

- Antrim Shale is the focus of AOG 2007/2008 drilling program to provide low-risk source of reserve, production and cash flow growth
- At $6.00 gas we generate an IRR of 34% (excluding impact of hedges)

Parameter	Value
Well Cost	$325,000
Gas	
Reserves	530 mmcf
Initial Production Rate	25 mcf/d
Dewatering Period	12 months
Peak Production Rate	100 mcf/d
Peak Rate Period	24 months
Initial Decline Rate	12.64%
Hyberbolic "b" Factor	0.60
Final Production Rate	7.2 mcf/d
Water	
Initial Production Rate	200 bbls/d
Initial Decline Rate	72.00%
Hyberbolic "b" Factor	0.66
Final Production Rate	0.93 bbls/d
Productive Life	50 years
Average Net Revenue Interest	80.0%
Lease Operating Expense	
Fixed	$335/month
Variable (Nat Gas)	$0.71/mcf
Variable (Water)	$0.06/bbl
Post Production Cost	$0.25/mcf
Production Tax	6% of revenue



Antrim Shale - 530 MMCF
Payout (Yrs)
IRR (%)
Gas Price ($/Mcf)
0
2
4
6
8
10
12
0
20
40
60
80
100
120
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10.00
Payout (Yrs)
IRR (%)

Antrim Shale Type Curve


Gas (Mcf/day)
Water (bbl/day)
Antrim Shale Type Curve
530 MMCF EUR
100
10
1
07
11
15
19
23
27
31
35
39
43
47
51
55

New Albany Shale – Development Stage

Portfolio Highlights

- Net Acreage: 441,351
- Total Proved Reserves: 2.3 Bcfe
  - % Proved Developed: 33%
- Net Average Daily Prod. (Q4 06) 130 mcfe/d
- 2007 Targets:
  - Net Wells to Drill: 43
  - Net Proved Reserves to Add: 52 Bcfe
  - Projected F&D Cost[1]: $0.80

New Albany Shale Operations


Fractured Bacterial Gas Fairway

Resource Potential

Play/Trend	Location	Well Spacing (Acres/Well)	Net Potential Locations	Reserve adds per Location (Bcfe)	Resource Potential (Bcfe)
New Albany Shale					
North	*Indiana*	320	363	1.21	440
South	*Indiana*	320	182	1.21	220
East	*Indiana*	320	222	1.21	269
West	*Indiana*	320	124	1.21	150
Center	*Indiana*	320	29	1.21	35
Misc.	*Indiana/Kentucky*	320	459	1.21	556
Total			1,379		1,669

*Unless otherwise noted, all amounts are shown as of 12/31/06.
(1)Includes estimated impact of Net Revenue Interest.

Items of Note

- Market Pricing: NYMEX - $0.30
- Lease Terms:
  - 5 year primary w/ 5 year option
  - Covers all formations; provides opportunity for additional discoveries in "oily" Illinois Basin

Targeted New Albany Shale Economics

- 1998 Report by Gas Research Institute: "Horizontal drilling is the key..."
- Economic assumptions validated by Schlumberger Data and Consulting Services and supported by 14 producing horizontal wells to date.
- At $6.00 gas we generate an IRR of 25% (excluding impact of hedges)[1]

Parameter	Value
Well Cost	$850,000
Gas	
Reserves	1210 mmcf
Initial Production Rate	300 mcf/d
Dewatering Period	0 months
Peak Production Rate	300 mcf/d
Peak Rate Period	0 months
Initial Decline Rate	80.60%
Hyberbolic "b" Factor	3.0
Final Production Rate	35 mcf/d
Water	
Initial Production Rate	150 bbls/d
Initial Decline Rate	60.0
Hyberbolic "b" Factor	2.3
Final Production Rate	19.5 bbls/d
Productive Life	50 years
Average Net Revenue Interest	87.5%
Lease Operating Expense	
Fixed	$1500/month
Variable (Nat Gas)	$0.46/mcf
Variable (Water)	$0.22/bbl
Post Production Cost	$0.35/mcf
Production Tax	1% of revenue



New Albany Shale - 1210 MMCF
Payout (Yrs)
IRR (%)
0
2
4
6
8
10
12
20
40
60
80
100
120
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10.00
Gas Price ($/Mcf)
Payout (Yrs)
IRR (%)

(1) Change from previously reported 29% is related to the use of higher LOE as experienced in El Paso's early stage operations. It is expected that these estimates will be reduced with more experience, providing increased economic potential.

New Albany Shale Type Curve



Gas (Mcf/day)
Water (bbl/day)
New Albany Shale Type Curve
1,210 MMCF EUR
100
10
1
07
11
15
19
23
27
31
35
39
43

A closer look at AOG's New Albany Shale projects…



The "Fractured Bacterial Gas Fairway" of the New Albany Shale

- Net acreage in fractured bacterial gas fairway accounts for over 1 Tcfe in resource potential
- Test wells have been drilled by Aurora in 12 counties in the fairway
- Aurora has used historical test data to target horizontal drilling in good fractured areas
- Aurora has secured significant leasehold in 5 plays with WI % ranging from 5% to 100%



Fractured Bacterial Gas Fairway
Indiana
Vigo
Clay
Owen
Morgan
Johnson
Monroe
Brown
Bartholomew
Sullivan
Greene
Jackson
Lawrence
Daviess
Martin
Knox
Washington
Orange
Pike
Dubois
Gibson
Crawford
Floyd
Harrison
Warrick
Perry
Posey
Vanderburgh
Spencer
Kentucky

The "Center Play" of the New Albany Shale

El Paso – "We've been positively surprised…"

- Acres: 174,000 gross / 8,700 net
- Operator: El Paso
- AOG working interest: 5%
- Resource potential: 35 Bcfe

Operator Activity to Date

- Wells drilled: 24 horizontal, 14 producing
- Gross production: 2-3 Mmcfe/day
- Producing wells generate statistical average above Aurora's type curve

Plans for 2007

- 20+ wells to be drilled in 2007


Greene
Lawren
Daviess
Knox
Martin
Orang
Pike
Dubois
1
1
1
2
1
3
4
1

☆ Aurora – El Paso Joint Venture Unit (14 producing wells)

1. El Paso test wells
2. Loogootee Field
3. CDX (horizontal test)
4. H.S.I. (horizontal test)


Indiana

The "North Play" of the New Albany Shale

Historical New Albany Discoveries

- Acres: 183,000 gross / 116,000 net
- Operator: AOG
- AOG working interest: 48.75 - 100%
- Resource potential: 440 Bcfe

Operator Activity to Date

- 4 horizontal wells drilled – 1 tested
- 3 vertical wells drilled – 1 tested

Plans for 2007

- 4 new wells to be drilled, starting in Q2
- Remediate any wellbore damage
- Flow-test all wells
- Preparing to build facility for our first pilot unit
  - Pipeline tapped, compressor built, land purchased
  - Will begin construction upon first stable 1,000 mcfg/d to sell from wells


Vigo
Clay
Owen
Monroe
Sullivan
Greene
Daviess
1
2
3
4
5
6
7

☆ Aurora Wabash Production Facility Location

1. Fritz Well (strong gas shows)
2. Pioneer Oil (2 horizontal wells)
3. Dart Well (highly fractured NAS test)
4. 1970's Linton NAS Field
5. NAS Gas Well (vertical @700 mcfgd)
6. El Paso horizontal well
7. El Paso horizontal well (3 big gas shows)


Indiana

The "South Play" of the New Albany Shale

<u>Shale is Deeper and Thicker</u>

- Acres: 58,000 gross / 58,000 net
- Operator: AOG
- AOG working interest: 100%
- Resource potential: 220 Bcfe

Operator Activity to Date

- 1 deviated vertical well drilled
- Encouraged with first well logs
  - Shale is thicker (140') with excellent shale gas resources in place

Plans for 2007

- First well to be frac'd in Q2
- 3 new wells to be drilled in Q2
- Prepare to drill a 10-well pilot unit


Pike
Dubois
son
Cr
Warrick
Spencer
Perry
1
2
3
4

1. Highly Fractured NAS Cores
2. Dickeyville Test Well (4400 mcfgd)
3. Yankeetown Test Well (1200 mdfgd)
4. Aurora Deviated Vertical Well


Indiana

The "East Play" of the New Albany Shale

<u>Geologically Tested</u>

- Acres: 73,000 gross / 71,000 net
- Operator: AOG
- AOG working interest: 50 - 100%
- Resource potential: 269 Bcfe
- Mt. Carmel Fault adds tectonic influence
- NAS vertical test wells validate gas presence

Operator Activity to Date

- None

Plans for 2007

- 4 new wells by end of year


Mt. Carmel Fault
1
Lawrence
Martin
2
3
Orange
Washington
4
Dubois
Crawford

☆ Intersection Location of 6 Major Transmission Pipelines

1. Four Sevens' Test Well (vertical)
2. Blazer Test Well (vertical)
3. Samson Test Well Permitted
4. Cabot NAS Test Wells


Indiana

The "West Play" of the New Albany Shale

Activity Accelerating

- Acres: 82,500 gross / 39,500 net
- Operators:
  - Rex Energy - North Knox
  - AOG - South Knox
- AOG working interests:
  - 45% - North Knox
  - 75% - South Knox
- Resource potential: 150 Bcfe
- Production: Facility in place and river bored for South Knox Project

Operator Activity to Date

- None

Plans for 2007

- Starting in Q2, 5 new wells to be drilled by Rex Energy and 5+ new wells to be drilled by AOG



Sullivan
Greer
Daviess
Ma
Knox
Pike
Gibson
1
2
3
4
5
6
7
8
9
10

☆ Aurora Pilot Scheduled – South Knox
1. Noble Energy (3 horizontal wells)
2. Coalmont NAS Gas Field
3. Dart Well (highly fractured NAS test)
4. Highly Fractured NAS Core
5. Baker Well blowout (3,000 mcfg/d)
6. Russellville Vertical NAS Field
7. El Paso (production unit)
8. H.S.I. (horizontal test)
9. Diversified Operating (6 wells)
10. Aurora / Forest Oil acreage



Indiana

Serendipity for Free

- Reserve growth may be greater than projected due to benefit from Proven Undeveloped (PUD) property offsets
- Antrim Shale acreage offers opportunity for Niagaran development
- New Albany Shale acreage offers opportunity for other formations with history of production, as well as potential for oil reservoirs
- Other acreage (93,897 net) includes undisclosed project areas currently under development

Key Operational Metrics


Net Acres
800,000
600,000
400,000
200,000
0
3 Yr CAGR = 35%
2004
2005
2006


Net Wells Drilled
200
150
100
50
0
3 Yr CAGR = 61%
2004
2005
2006


Net Proved Reserves (Bcfe)
200
150
100
50
0
3 Yr CAGR = 63%
2004
2005
2006


Net Production (Mmcfe)
3
2.5
2
1.5
1
0.5
0
3 Yr CAGR = 143%
2004
2005
2006

*CAGR = Compound annual growth rate, and is defined as "The year-over-year growth rate of an investment over a specified period of time."

Investment Summary

- Substantial Acreage Position
  - 596,000 net acres assembled in 2 high-return, low-risk plays
- Aggressive Drilling Schedule
  - AOG activity will double in 2007
  - 20 other operators at work throughout New Albany Shale
  - AOG working to validate at least 4 of 5 major NAS areas of interest during 2007 (1 Tcfe resource potential)
- Growing Reserves and Production
  - Opportunity for significant growth in coming years
  - Total resource potential estimated at over 2.5 Tcfe
- Serendipity for Free
  - Selection of other projects to be unveiled by end of 2007

Questions?

Contact:

Jeffrey W. Deneau - Investor Relations

Aurora Oil & Gas Corp.

4110 Copper Ridge Drive, Suite 100

Traverse City, MI 49684

www.auroraogc.com

T: 231-941-0073

E: jdeneau@auroraogc.com

AMERICAN STOCK EXCHANGE® LISTED AOG

Appendix

- New Albany Shale historical perspective
- Drilling techniques used in New Albany Shale operations
- Antrim dewatering perspectives

NAS Historical Perspective

1995-97

- Drilled 80 vertical test wells across 6 counties
- Successfully put a 20 vertical well pilot into production
- Most wells less than 1,000 feet

1998

- Worked with Gas Research Institute to organize a consortium of companies to study the New Albany Shale
- Drilled the first horizontal well in the New Albany Shale at 700 feet deep with 1,000 feet of lateral length
- Over 1 Bcf 40-year EUR for this well

2002

- Drilled 6 horizontal wells in 3 counties at depths from 1,500 feet to 2,500 feet deep
- Best well flow tested at a rate of over 10,000 Mcf/day (estimated 40-year EUR is 3.5 Bcf)
- Identified with key well tests a highly fractured shale gas trend from 1,500 to 2,500 feet deep

2003

- Sold most (reserved ORRI) shallow acreage and production (less than 1,000 feet deep)

NAS Historical Perspective (cont'd)

2003

- Recruited El Paso as a partner to target development of approx. 100,000 acres in heart of the deeper fractured shale gas trend (Phoenix Project); transaction completed in Jan. 2005 for $7.5MM to Aurora Energy

---

2004-06

- Participated with El Paso in 20 horizontal wells drilled from 1,500 to 3,000 feet deep
    - 14 of 20 wells in production
    - Projected per well reserves of 1.1 Bcf (using peak rate of ~300 Mcf/day
- Secured a position surrounding the project area with El Paso
- Operated 8 wells targeting the New Albany shale
    - 7 in North project, 1 in South project
- Operated 4 wells targeting shallower formations, but required to test New Albany shale formations
    - Same area as North project
- Results from early efforts confirm that additional drilling is warranted
- Aggressive 2007 drilling and testing program is established

Drilling Techniques Used in NAS Operations



Short Radius Horizontal
Vertical Pilot Hole / Short Radius Curve / Open Hole Lateral
- Water flows to heel of lateral
- Fluid below pump impedes gas desorption
A
Pump Installed in Casing
Casing set at Top of New Albany Shale
Open Hole Lateral
Clegg Creek
Camp Run / Morgan Trail
Selmier
Blocher



Medium Radius Horizontal
Curved Pilot Hole / Medium Radius Curve / Open Hole Lateral
- Water flows to heel of lateral
- Fluid below pump impedes gas desorption
B
Pump Installed in Casing
Casing set at Top of New Albany Shale
Open Hole Lateral
Clegg Creek
Camp Run / Morgan Trail
Selmier
Blocher



Well Intersection Method
Vertical Producer at Toe of Horizontal Well
- Water flows down lateral to sump
- Gas travels up lateral to pilot hole
- Optimum geometry for pumping water
- Optimum conditions for gas desorption
C
Pilot Hole for Lateral (Gas Production)
Vertical Producer (Water Production)
Casing Set at Top of New Albany Shale
7" Casing Set at Top New Albany Shale
Open Hole Lateral
Underreamed Sump for Pump
Clegg Creek
Camp Run / Morgan Trail
Selmier
Blocher

A - Short Radius Horizontal

- Lateral section is typically < 1,000 feet
- A handful of short radius wells performed by other operators have had excellent test rates

B - Medium Radius Horizontal

- Lateral section is typically > 1,000 feet; < 5,000 feet
- This is the primary method used in the Center project
- Next series of AOG wells will most likely be Medium Radius Horizontals

C - Well Intersection Method

- This is a newer design that is intended to facilitate pumping water off the shale and enhance production
- This is considered 2 wells (1 vertical, 1 horizontal) by SEC definition
- AOG drilled 3 sets of these wells in the North project

Antrim Dewatering Perspectives

- Several AOG projects are along the northern rim of the Antrim Shale play and extend the play further than most thought was possible.
- Like any new productive area in the Antrim Shale play, these projects have been found to generate above-average amounts of water.
- These areas will also generate above-average amounts of natural gas. As the areas dewater, natural gas production will grow substantially.

Antrim Dewatering Perspectives (cont'd)

- There are many stories of new Antrim production from fields that had not previously been produced. These fields produced water for months before natural gas appeared.

~~~~~~~~~~~~~~~

- One example was a step-out from Otsego County into Montmorency County. At the time, Otsego has been overrun with Antrim development, but across the border in Montmorency County, nothing had been drilled.
- This company drilled a pilot of wells that produced water for over a year. Management reluctantly continued servicing the wells until natural gas began flowing.
- Today, there are nearly 2,300 producing wells in Montmorency County, with average peak production in excess of 100 mcfe per well.

~~~~~~~~~~~~~~~

- Quicksilver Resources ventured onto the northern rim of the play in 1997. This is in a similar proximity to AOG's Arrowhead Project.
- Quicksilver's Fontinalis Project produced water for many months before any natural gas appeared.
- Once gas began producing, Quicksilver began reporting their results. As seen in the chart, peak rates hit 195 mcf/day, nearly 2x AOG's type curve for Antrim production.

~~~~~~~~~~~~~~~

- These experiences and improved technologies will shrink the dewatering time on projects such as these and enhance economics.


CHEBOYGAN
PRESQUE ISLE
Fontinalis Project (KWK)
Arrowhead Project (AOG)
OTSEGO
MONTMORENCY
ALPENA


Quicksilver FONTINALIS CLUB 32N-2W-18
Start: Dec 1998 Field ID 833
MCFD*/BWPD^
1000
100
10
1
0
12
24
36
48
60
Production Month
Fontinalis mcfd/well
Fontinalis bwpd/well
~~~~~~~~~~~~~~~